UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 17, 2025

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	1-3525	13-4922640
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

1 Riverside Plaza,	Columbus,	OH	43215
(Address of Principal Executive Offices)			(Zip Code)

(Registrant's Telephone Number, Including Area Code)	(614)	716-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $6.50 par value	AEP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01.    Other Events

On January 17, 2025, American Electric Power Company, Inc. (“AEP”), reached a settlement with the Securities and Exchange Commission (the “SEC”), concluding and resolving in its entirety its involvement with respect to the SEC investigation which AEP previously disclosed, concerning AEP’s relationship with and statements about Empowering Ohio’s Economy (“EOE”), a 501(c)(4) social welfare organization, and AEP’s related internal accounting and disclosure controls. The SEC investigation is more fully described under the heading “Litigation Related to Ohio House Bill 6 (HB 6)”in Note 5 of “Condensed Notes to Condensed Financial Statements of Registrants” included in AEP’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024.

Under the terms of the administrative order, in which AEP neither admits nor denies the SEC’s findings, AEP has agreed to pay a civil penalty of $19 million and to cease and desist from committing or causing any violations and any future violations of specified provisions of the federal securities laws and rules promulgated thereunder. AEP recorded an accrual for the full amount of the penalty in the third quarter of 2024, which was reflected in AEP’s financial results reported in its Quarterly Report on Form 10-Q for the period ended September 30, 2024. The foregoing description of the administrative order does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the administrative order, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. AEP fully cooperated with the SEC over the course of its investigation.

Item 9.01.    Financial Statements and Exhibits

(c)    Exhibits

99.1	Order Instituting Cease-And-Desist Proceedings, dated January 17, 2025

104	Cover Page Interactive Data File - The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.

By:	/s/ David C. House
Name:	David C. House
Title:	Assistant Secretary
January 17, 2025